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                                                                    EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bancinsurance Corporation (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned, Si Sokol, Chairman and Chief Executive Officer of the Company, and Sally J. Cress, Treasurer and Secretary of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Si Sokol
--------------------------
Si Sokol
Chairman and Chief Executive Officer
(Principal Executive Officer)
May 7, 2004

/s/ Sally J. Cress
--------------------------
Sally J. Cress
Treasurer and Secretary
(Principal Financial Officer)
May 7, 2004